EXHIBIT 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF
A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

THE CHASE MANHATTAN BANK
(Exact name of trustee as specified in its charter)

New York (State of incorporation if not a national bank)	13-4994650 (I.R.S. employer identification No.)

270 Park Avenue New York, New York (Address of principal executive offices)	10017 (Zip Code)

William H. McDavid
General Counsel
270 Park Avenue
New York, New York 10017
Tel: (212) 270-2611
(Name, address and telephone number of agent for service)

KEYCORP STUDENT LOAN TRUSTS
(to be formed from time to time by the Registrants)
(Exact name of obligor as specified in its charter)

KEY BANK USA, NATIONAL ASSOCIATION
(Seller and Master Servicer)
(Exact name of Registrant as specified in its charter)

United States (State or Other Jurisdiction of Incorporation or Organization)	34-1804148 (IRS Employer Identification Number)

KEY CONSUMER RECEIVABLES LLC
(Originator of the Trust)
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	34-1938746 (IRS Employer Identification Number)

Key Tower
127 Public Square
Cleveland, Ohio 44114
(216) 689-6300
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrants' Principal Executive Offices)

Asset-Backed Notes and Asset-Backed Certificates
(Title of the indenture securities)

GENERAL

Item 1.  General Information.

           Furnish the following information as to the trustee:

           (a)  Name and address of each examining or supervising authority to which it is subject.

New York State Banking Department, State House, Albany, New York 12110.

Board of Governors of the Federal Reserve System, Washington, D.C., 20551

Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

Federal Deposit Insurance Corporation, Washington, D.C., 20429.

           (b)  Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.  Affiliations with the Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

          1.   A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           2.  A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           3.  None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4.  A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           5.  Not applicable.

           6.  The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           7.  A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8.  Not applicable.

           9.  Not applicable.

SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 22nd day of June 2001.

THE CHASE MANHATTAN BANK By /s/ Patricia M.F. Russo Patricia M.F. Russo Vice President

Exhibit 7 to Form T-1

Bank Call Notice

RESERVE DISTRICT NO. 2
CONSOLIDATED REPORT OF CONDITION OF

The Chase Manhattan Bank
of 270 Park Avenue, New York, New York 10017
and Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System,

at the close of business March 31, 2001, in
accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

                    ASSETS                                  Dollar Amounts
                                                             in Millions

Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin.......................................   $  19,899
   Interest-bearing balances...............................      23,359
Securities:
Held to maturity securities................................         531
Available for sale securities..............................      60,361
Federal funds sold and securities purchased under
   agreements to resell ...................................      50,929
Loans and lease financing receivables:
   Loans and leases held for sale..........................       3,311
   Loans and leases, net of unearned income................    $153,867
   Less: Allowance for loan and lease losses...............       2,369
   Loans and leases, net of unearned income and
   allowance...............................................     151,498
Trading Assets ............................................      61,673
Premises and fixed assets (including capitalized
   leases).................................................       4,387
Other real estate owned....................................          39
Investments in unconsolidated subsidiaries and
   associated companies....................................         429
Customers' liability to this bank on acceptances
   outstanding.............................................         291
Intangible assets
   Goodwill................................................       1,839
   Other Intangible assets.................................       3,479
Other assets...............................................      18,598
                                                                 ------
TOTAL ASSETS...............................................    $400,623
                                                               ========

                                           LIABILITIES
Deposits
   In domestic offices.....................................    $131,214
   Noninterest-bearing ....................................    $ 52,683
   Interest-bearing .......................................      78,531
   In foreign offices, Edge and Agreement
   subsidiaries and IBF's..................................     112,394
   Noninterest-bearing.....................................    $  5,045
   Interest-bearing .......................................     107,349

Federal funds purchased and securities sold under
   agreements to repurchase................................      61,321
Trading liabilities........................................      43,847
Other borrowed money (includes mortgage indebtedness
   and obligations under capitalized leases)...............      10,309
Bank's liability on acceptances executed
   and outstanding.........................................         291
Subordinated notes and debentures .........................       6,030
Other liabilities..........................................      12,004
TOTAL LIABILITIES..........................................     377,410
Minority Interest in consolidated subsidiaries.............         126

                                        EQUITY CAPITAL

Perpetual preferred stock and related surplus..............           0
Common stock ..............................................       1,211
Surplus (exclude all surplus related to preferred stock)...      12,714
   Retained earnings.......................................       9,446
    Accumulated other comprehensive income.................        (284)
Other equity capital components............................           0
TOTAL EQUITY CAPITAL ......................................      23,087
                                                                 ------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL...    $400,623
                                                               ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

WILLIAM B. HARRISON JR. DOUGLAS A. WARNER III LAWRENCE A. BOSSIDY	) ) DIRECTORS )